SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

—————

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2005

POINTE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	0-24433	65-0451402
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

21845 Powerline Road
Boca Raton, FL		33433
Address of principal executive		(Zip Code)
Offices

Registrant’s telephone number, including area code:  (561) 368-6300

(NOT APPLICABLE)

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The press release regarding the Fourth Quarter 2004 financial results attached as Exhibit 99.1 was issued by the Company on January 14, 2005.

ITEM 9.01

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)

Exhibits.

Exhibit No.

Description

99.1

Press Release issued on January 14, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINTE FINANCIAL CORPORATION

By:	/s/ BRADLEY R. MEREDITH
Bradley R. Meredith
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated:  January 18, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release issued on January 14, 2005.